                                                                   Exhibit 4.4.3


- --------------------------------------------------------------------------------


                            FORM OF TRUST AGREEMENT

                                    between

                     ASSET BACKED SECURITIES CORPORATION,
                                  as Company,



                                      and



                            [_____________________]
                                  as Trustee



                       CS FIRST BOSTON AUTO RECEIVABLES
                               SECURITIES TRUST
                                   199_ - __



                         Dated as of _________________


- --------------------------------------------------------------------------------

                                         TABLE OF CONTENTS                                     PAGE
                                         -----------------                                     ----
ARTICLE I

     Definitions...............................................................................  -1-
     -----------
     SECTION 1.01.  Defined Terms..............................................................  -1-
                    -------------
     SECTION 1.02.  Other Definitional Provisions..............................................  -7-
                    -----------------------------

ARTICLE II

     Organization..............................................................................  -8-
     ------------
     SECTION 2.01.  Name.......................................................................  -8-
                    ----
     SECTION 2.02.  Office.....................................................................  -8-
                    ------
     SECTION 2.03.  Purposes and Powers........................................................  -8-
                    -------------------
     SECTION 2.04.  Appointment of Trustee.....................................................  -9-
                    ----------------------
     SECTION 2.05.  Conveyance of Underlying Securities........................................  -9-
                    -----------------------------------
     SECTION 2.06.  Declaration of Trust.......................................................  -9-
                    --------------------
     SECTION 2.07.  Liability of the Owners.................................................... -10-
                    -----------------------
     SECTION 2.08.  Title to Trust Property.................................................... -10-
                    -----------------------
     SECTION 2.09.  Situs of Trust............................................................. -10-
                    --------------
     SECTION 2.10.  Representations and Warranties of the Company.............................. -10-
                    ---------------------------------------------
     SECTION 2.11.  Maintenance of the Demand Note............................................. -11-
                    ------------------------------
     SECTION 2.12.  Federal Income Tax Allocations............................................. -12-
                    ------------------------------

ARTICLE III

     Trust Certificates and Transfer of Interests.............................................. -12-
     --------------------------------------------
     SECTION 3.01.  Initial Ownership.......................................................... -12-
                    -----------------
     SECTION 3.02.  The Trust Certificates..................................................... -12-
                    ----------------------
     SECTION 3.03.  Authentication of Trust Certificates....................................... -13-
                    ------------------------------------
     SECTION 3.04.  Registration of Transfer and Exchange of Trust Certificates................ -13-
                    -----------------------------------------------------------
     SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates.................... -14-
                    -------------------------------------------------------
     SECTION 3.06.  Persons Deemed Owners...................................................... -14-
                    ---------------------
     SECTION 3.07.  Access to List of Certificateholders' Names and Addresses.................. -14-
                    ---------------------------------------------------------
     SECTION 3.08.  Maintenance of Office or Agency............................................ -15-
                    -------------------------------
     SECTION 3.09.  Appointment of Paying Agent................................................ -15-
                    ---------------------------
     SECTION 3.10.  Ownership by Company of Trust Certificates................................. -15-
                    ------------------------------------------
     SECTION 3.11.  Book-Entry Trust Certificates.............................................. -15-
                    -----------------------------
     SECTION 3.12.  Notices to Clearing Agency................................................. -16-
                    --------------------------
     SECTION 3.13.  Definitive Trust Certificates.............................................. -16-
                    -----------------------------

ARTICLE IV

     Actions by Trustee........................................................................ -17-
     ------------------
     SECTION 4.01.  Prior Notice to Owners with Respect to Certain Matters..................... -17-
                    ------------------------------------------------------
     SECTION 4.02.  Action by Owners with Respect to Sale of Trust Estate...................... -17-
                    -----------------------------------------------------
     SECTION 4.03.  Action by Owners with Respect to Bankruptcy................................ -17-
                    -------------------------------------------
     SECTION 4.04.  Restrictions on Owners' Power.............................................. -17-
                    -----------------------------
     SECTION 4.05.  Majority Control........................................................... -18-
                    ----------------

ARTICLE V

     Collections; Distributions; Certain Duties................................................ -18-
     ------------------------------------------
     SECTION 5.01.  Establishment of Trust Accounts............................................ -18-
                    -------------------------------
     SECTION 5.02.  Collections................................................................ -20-
                    -----------
     SECTION 5.03.  Application of Trust Funds................................................. -20-
                    --------------------------
     SECTION 5.04.  Reserve Account............................................................ -20-
                    ---------------
     SECTION 5.05.  Distributions.............................................................. -22-
                    -------------
     SECTION 5.06.  Method of Payment.......................................................... -22-
                    -----------------
     SECTION 5.07.  Accounting and Reports to the Owners, the Internal Revenue Service and
                    ----------------------------------------------------------------------
          Others............................................................................... -22-
          ------
     SECTION 5.08.  Signature on Returns; Tax Matters Partner.................................. -22-
                    -----------------------------------------
     SECTION 5.09.  Statements to Certificateholders........................................... -23-
                    --------------------------------

ARTICLE VI

     Authority and Duties of Trustee........................................................... -23-
     -------------------------------
     SECTION 6.01.  General Authority.......................................................... -23-
                    -----------------
     SECTION 6.02.  General Duties............................................................. -23-
                    --------------
     SECTION 6.03.  Action upon Instruction.................................................... -24-
                    -----------------------
     SECTION 6.04.  No Duties Except as Specified in this Agreement or in
                    ------------------------------------------------------
          Instructions......................................................................... -24-
          ------------
     SECTION 6.05.  No Action Except Under Specified Documents or Instructions................. -25-
                    ----------------------------------------------------------
     SECTION 6.06.  Restrictions............................................................... -25-
                    ------------

ARTICLE VII

     Concerning the Trustee.................................................................... -25-
     ----------------------
     SECTION 7.01.  Acceptance of Trust and Duties............................................. -25-
                    ------------------------------
     SECTION 7.02.  Furnishing of Documents.................................................... -26-
                    -----------------------
     SECTION 7.03.  Representations and Warranties............................................. -26-
                    ------------------------------
     SECTION 7.04.  Reliance; Advice of Counsel................................................ -27-
                    ---------------------------
     SECTION 7.05.  Not Acting in Individual Capacity.......................................... -27-
                    ---------------------------------
     SECTION 7.06.  Trustee Not Liable for Trust Certificates or Underlying Securities......... -27-
                    ------------------------------------------------------------------
     SECTION 7.07.  Trustee May Own Trust Certificates......................................... -28-
                    ----------------------------------

ARTICLE VIII

     Compensation of Trustee................................................................... -28-
     -----------------------
     SECTION 8.01.  Trustee's Fees and Expenses................................................ -28-
                    ---------------------------
     SECTION 8.02.  Indemnification............................................................ -28-
                    ---------------
     SECTION 8.03.  Payments to the Trustee.................................................... -28-
                    -----------------------

ARTICLE IX

     Termination of Trust Agreement............................................................ -28-
     ------------------------------
     SECTION 9.01.  Termination of Trust Agreement............................................. -28-
                    ------------------------------
     SECTION 9.02.  Dissolution upon Bankruptcy of the Company................................. -30-
                    ------------------------------------------

ARTICLE X

     Successor Trustees and Additional Trustees................................................ -31-
     ------------------------------------------
     SECTION 10.01.  Eligibility Requirements for Trustee...................................... -31-
                     ------------------------------------
     SECTION 10.02.  Resignation or Removal of Trustee......................................... -31-
                     ---------------------------------
     SECTION 10.03.  Successor Trustee......................................................... -32-
                     -----------------
     SECTION 10.04.  Merger or Consolidation of Trustee........................................ -32-
                     ----------------------------------
     SECTION 10.05.  Appointment of Co-Trustee or Separate Trustee............................. -32-
                     ---------------------------------------------

ARTICLE XI

     Miscellaneous............................................................................. -33-
     -------------
     SECTION 11.01.  Supplements and Amendments................................................ -33-
                     --------------------------
     SECTION 11.02.  No Legal Title to Trust Estate in Owners.................................. -34-
                     ----------------------------------------
     SECTION 11.03.  Limitations on Rights of Others........................................... -35-
                     -------------------------------
     SECTION 11.04.  Notices................................................................... -35-
                     -------
     SECTION 11.05.  Severability.............................................................. -35-
                     ------------
     SECTION 11.06.  Separate Counterparts..................................................... -35-
                     ---------------------
     SECTION 11.07.  Successors and Assigns.................................................... -35-
                     ----------------------
     SECTION 11.08.  Covenants of the Company.................................................. -35-
                     ------------------------
     SECTION 11.09.  No Petition............................................................... -36-
                     -----------
     SECTION 11.10.  No Recourse............................................................... -36-
                     -----------
     SECTION 11.11.  Headings.................................................................. -36-
                     --------
     SECTION 11.12.  GOVERNING LAW............................................................. -36-
                     -------------
     SECTION 11.13.  Trust Certificate Transfer Restrictions................................... -36-
                     ---------------------------------------

SCHEDULE I - UNDERLYING SECURITIES.............................................................  S-1

EXHIBIT A - FORM OF TRUST CERTIFICATE..........................................................  A-1

EXHIBIT B - CERTIFICATE OF TRUST OF
     CS FIRST BOSTON AUTO RECEIVABLES TRUST 199_-_.............................................  B-1

EXHIBIT C - FORM OF CERTIFICATE DEPOSITORY AGREEMENT...........................................  C-1

EXHIBIT D - FORM OF STATEMENT..................................................................  D-1

     TRUST AGREEMENT dated as of _______________________, between ASSET BACKED SECURITIES CORPORATION, a Delaware corporation (the "Company"), and ________________, a Delaware banking corporation, as trustee (the "Trustee").


                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.01.  Defined Terms.  Whenever used in this Agreement, the
                    -------------
following terms, unless the context requires otherwise, shall have the meanings set forth below:

     "Agreement" shall mean this Trust Agreement, as the same may be amended and
      ---------
supplemented from time to time.

     "Available Amount" means, with respect to any Distribution Date, the amount
      ----------------
of funds on deposit in the Reserve Account on such Distribution Date before giving effect to any reduction thereto on such date.

     "Basic Documents" shall mean the Certificate Depository Agreement and the
      ---------------
other documents and certificates delivered in connection therewith.

     "Benefit Plan" shall have the meaning assigned to such term in Section
      ------------
11.13.

     "Book-Entry Trust Certificate" shall mean a beneficial interest in the
      ----------------------------
Trust Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11.

     "Business Day" means any day other than a Saturday, a Sunday or a day on
      ------------
which banking institutions or trust companies in The City of New York are authorized or obligated by law, regulation or executive order to remain closed.

     "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware
      ----------------------
Code, 12 Del. Code (S) 3801 et seq., as the same may be amended from time to
                  ---- ----
time.

     "Certificate Balance" equals, initially, $___________ and, thereafter,
      -------------------
equals such initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Depository Agreement" shall mean the agreement dated
      --------------------------------
_______________, among the Trust, the Trustee and The Depository Trust Company, as the initial Clearing Agency, substantially in the form attached hereto as Exhibit C, relating to the Trust Certificates, as the same may be amended and supplemented from time to time.

     "Certificate Distribution Account" shall have the meaning assigned to such
      --------------------------------
term in Section
5.01.

     "Certificate of Trust" shall mean the Certificate of Trust, substantially
      --------------------
in the form of Exhibit B, filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Owner" shall mean, with respect to a Book-Entry Trust
      -----------------
Certificate, the Person who is the beneficial owner of such Book-Entry Trust Certificate, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate Pool Factor" means, as of the close of business on the last
      -----------------------
day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificate Register" and "Certificate Registrar" shall mean the register
      --------------------       ---------------------
mentioned in and the registrar appointed pursuant to Section 3.04.

     "Certificateholder" shall mean a Person in whose name a Trust Certificate
      -----------------
is registered.

     "Certificateholders' Distributable Amount" means, with respect to any
      ----------------------------------------
Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount for such date.

     "Certificateholders' Interest Carryover Shortfall" means, with respect to
      ------------------------------------------------
any Distribution Date, the excess of the sum of the Certificateholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus 30 days' interest on such excess, to the extent permitted by law, at the Pass-Through Rate.

     "Certificateholders' Interest Distributable Amount" means, with respect to
      -------------------------------------------------
any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Agreement and the Basic Documents.

     "Certificateholders' Monthly Interest Distributable Amount" means, with
      ---------------------------------------------------------
respect to any Distribution Date, 30 days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding _________) at the Pass-Through Rate on the Certificate Balance on the last day of the preceding Collection Period (or, in the case of the first Distribution Date, on the Closing Date).

     "Certificateholders' Monthly Principal Distributable Amount" means that
      ----------------------------------------------------------
portion of all collections on Underlying Securities allocable to principal received during the related Collection Period.

     "Certificateholders' Principal Carryover Shortfall" means, as of the close
      -------------------------------------------------
of any Distribution Date, the excess of the Certificateholders' Monthly Principal Distributable Amount and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date, over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such current Distribution Date.

     "Certificateholders' Principal Distributable Amount" means, with respect to
      --------------------------------------------------
any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be included in the Certificateholders' Principal Distributable Amount will equal the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Clearing Agency" shall mean an organization registered as a "clearing
      ---------------
agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker, dealer, bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means ________________________.
      ------------


     "Code" shall mean the Internal Revenue Code of 1986, as amended, and
      ----
Treasury Regulations promulgated thereunder.

     "Collection Account" shall have the meaning assigned to such term in
      ------------------
Section 5.01.

     "Collection Period" means a calendar month.
      -----------------

     "Company" shall mean Asset Backed Securities Corporation, a Delaware
      -------
corporation, and any successor in interest.

     "Corporate Trust Office" shall mean, with respect to the Trustee, the
      ----------------------
principal corporate trust office of the Trustee located at _____________________, or at such other address as the Trustee may designate by notice to the Owners and the Company, or the principal corporate trust office of any successor Trustee at the address designated by such successor Trustee by notice to the Owners and the Company.

     "Cutoff Date" means ________________________.
      -----------

     "Definitive Trust Certificates" shall have the meaning set forth in Section
      -----------------------------
3.11.

     "Delivery" when used with respect to Trust Account Property means:
      --------

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee or its nominee or custodian by physical delivery to the Trustee or its nominee or custodian endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary which is also a "depository" pursuant to applicable Federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee or its nominee or custodian of the purchase by the Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

     (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Trustee or its nominee or custodian.

     "Demand Note" shall mean, in the case of _____________, the Demand Note
      -----------
dated __________, from [CS First Boston Corporation] to ________________.

     "Distribution Date" means, with respect to each Collection Period, the
      -----------------
__________ day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on _______________.

     "ERISA" shall have the meaning assigned thereto in Section 11.13.
      -----

     "Eligible Deposit Account" means either (a) a segregated account with an
      ------------------------
Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any one to the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the
      --------------------
Trustee or (b) a depository institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), which (1) has either (A) a long-term unsecured debt rating of AAA or better by Standard & Poor's and A1 or better by Moody's or (B) a certificate of deposit rating of A-1+ by Standard Poor's and P-1 or better by Moody's or any other long-term, short-term or certificate of deposit rating acceptable to the Rating Agencies and (2) whose deposits are insured by the FDIC. If so qualified, the Trustee may be considered an Eligible Institution for the purposes of clause (b) of this definition.

     "Eligible Investments" mean book-entry securities, negotiable instruments
      --------------------
or securities represented by instruments in bearer or registered form which evidence;

     (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (of any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations thereof (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) shall have a credit rating of A-1+ from Standard & Poor's and P1 from Moody's;

     (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating of A-1+ from Standard & Poor's and P1 from Moody's;

     (d) investments in money market funds having a rating of AAA-m or AAAm-G from Standard & Poor's and Aaa from Moody's;

     (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b);

     (g) any other investment with respect to which the Trustee or the Company has received written notification from the Rating Agencies that the acquisition of such investment as an Eligible Investment will not in a withdrawal or downgrading of the ratings of the Certificates.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.
      ------------

     "Expenses" shall have the meaning assigned to such term in Section 8.02.
      --------

     "Final Scheduled Distribution Date" means the _______________ Distribution
      ---------------------------------
Date.

     "Holder" means the Person in whose name such Certificate is registered on
      ------
the Certificate Register.

     "Indemnified Parties" shall have the meaning assigned to such term in
      -----------
Section 8.02.

     "Initial Certificate Balance" shall mean $________________.
      ---------------------------

     "Lien" means any security interest, lien, pledge, equity or encumbrance of
      ----
any kind, other than tax liens, mechanics' liens and any liens that attach to an Underlying Security by operation of law.

     "Moody's" means Moody's Investors Service, Inc., or its successor.
      -------

     "Obligor" means, with respect to any Underlying Security, the Person
      -------
obligated to make payments under the terms of such Underlying Security.

     "Original Pool Balance" means the Pool Balance as of the Cutoff Date.
      ---------------------

     "Owner" shall mean each Holder of a Trust Certificate.
      -----

     "Person" means any individual, corporation, estate, partnership, joint
      ------
venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Pass-Through Rate" means __________% per annum.
      -----------------

     "Paying Agent" shall mean any paying agent or co-paying agent appointed
      ------------
pursuant to Section 3.09, which initially shall be ________________.

     "Payment Determination Date" means, with respect to any Distribution Date,
      --------------------------
the Business Day immediately preceding such Distribution Date.

     "Physical Property" has the meaning assigned to such term in the definition
      -----------------
of "Delivery" above.

     "Pool Balance" means, as of the close of business on the last day of a
      ------------
Collection Period, the aggregate principal balance of the Underlying Securities as of such day.

     "Purchase Amount" means the amount, as of the close of business on the last
      ---------------
day of a Collection Period, required to pay an Underlying Security in full under the terms thereof, including interest to the end of the month of purchase.

     "Rating Agency" means Moody's or Standard & Poor's or, if neither such
      -------------
organization nor a successor thereto remains in existence, any nationally recognized statistical rating organization or other comparable Person designated by the Company, notice of which designation shall be given to the Trustee and the Servicer.

     "Record Date" shall mean, with respect to any Distribution Date, the close
      -----------
of business on the day immediately preceding such Distribution Date.

     "Reserve Account" shall have the meaning assigned to such term in Section
      ---------------
5.01.

     "Reserve Account Initial Deposit" means an amount equal to the Specified
      -------------------------------
Reserve Account Balance on the Closing Date (which is equal to $______________).

     "Secretary of State" shall mean the Secretary of State of the State of
      ------------------
Delaware.

     "Specified Reserve Account Balance" means [state formula].
      ---------------------------------

     "Standard & Poor's" means Standard & Poor's Ratings Services, a division of
      -----------------
McGraw-Hill, Inc.

     "Total Distribution Amount" means, for each Distribution Date, the
      -------------------------
aggregate of all distributions received by the Trustee on the Underlying Securities, for the Collection Period immediately preceding such Distribution Date.

     "Treasury Regulations" shall mean regulations, including proposed or
      --------------------
temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean the trust established by this Agreement.
      -----

     "Trust Accounts" shall mean any or all of the Certificate Distribution
      --------------
Account, the Collection Account or the Reserve Account, as applicable.

     "Trust Certificate" shall mean a certificate evidencing the beneficial
      -----------------
interest of a Certificate Owner in the Trust, substantially in the form attached hereto as Exhibit A.

     "Trust Estate" shall mean all right, title and interest of the Trust in and
      ------------
to the property and rights assigned to the Trust pursuant to Article II and all funds on deposit from time to time in the Trust Accounts.

     "Trustee" shall mean _______________, a Delaware banking corporation, not
      -------
in its individual capacity but solely as Trustee under this Agreement, and any successor Trustee hereunder.

     "Underlying Security" means any one of the securities described on Schedule
      -------------------
I hereto, transferred to the Trustee by the Company pursuant to Section 2.05 and held as part of the Trust Estate.

     "Underwriter" shall mean that underwriter named in and a party to the
      -----------
Certificate Underwriting Agreement dated _______________, with the Company, pursuant to which the Trust Certificates will be offered publicly.

     SECTION 1.02.  Other Definitional Provisions.
                    -----------------------------

     (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined herein or therein, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (c) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (e) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                  ARTICLE II

                                 Organization
                                 ------------

     SECTION 2.01.  Name.  The Trust created hereby shall be known as "CS First
                    ----
Boston Auto Receivables Securities Trust 199_-_", in which name the Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.02.  Office.  The office of the Trust shall be in care of the
                    ------
Trustee at the Corporate Trust Office or at such other address in Delaware as the Trustee may designate by written notice to the Owners and the Company.

     SECTION 2.03.  Purposes and Powers. (a) The purpose of the Trust is to
                    -------------------
engage in the following activities:

          (i) to issue the Trust Certificates pursuant to this Agreement and to sell the Trust Certificates;

          (ii) with the proceeds of the sale of the Trust Certificates, to purchase the Underlying Securities, to fund the Reserve Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Company;

          (iii) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (iv) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (v) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Owners.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION 2.04.  Appointment of Trustee.  The Company hereby appoints the
                    ----------------------
Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.05.  Conveyance of Underlying Securities.  (a) In consideration
                    -----------------------------------
of the Trustee's delivery on the Closing Date to or upon the order of the Company of $__________, the Company, concurrently with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey to the Trustee, in trust, for the use and benefit of the Certificateholders, without recourse, all the right, title and interest of the Company including any security interest therein, in, to and under the Underlying Securities, all payments and all proceeds therefrom, and all other assets constituting the Trust Estate.

     (b) It is intended that the conveyance of the Company's right, title and interest in and to the Underlying Securities and all other assets constituting the Trust Estate pursuant to this Agreement shall constitute, and be construed as, an absolute sale of the Underlying Securities by the Depositor to the Trustee for the benefit of the Certificateholders. Furthermore, it is not intended that such conveyance be deemed a pledge of the Underlying Securities and the other assets constituting the Trust Estate by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that, notwithstanding the aforementioned intent of the parties, the Underlying Securities and the other assets constituting the Trust Estate are held to be the property of the Company, or if for any other reason this Agreement is held or deemed to create a security interest in the Underlying Securities and the other assets constituting the Trust Estate, then it is intended as follows: (a) this Agreement shall also be deemed to be a security agreement within the meaning of

Articles 8 and 9 of the Uniform Commercial Code as in effect from time to time in the States of New York and Delaware; (b) the conveyance provided for in this Section shall be deemed to be a grant by the Company to the Trustee of a security interest in all the Company's right, title and interest in and to the Underlying Securities and all amounts payable to the holders of the Underlying Securities after the Closing Date in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in any Trust Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or its agent of the Underlying Securities and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. Notwithstanding the foregoing, the parties to this Agreement intend the transfer pursuant to this section to be a true, absolute and unconditional sale of the Underlying Securities and all such other assets constituting the Trust Estate by the Company to the Trustee.

     SECTION 2.06.  Declaration of Trust.  The Trustee hereby declares that it
                    --------------------
will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Underlying Securities and other assets held by the Trust, the partners of the partnership being the Certificateholders. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     SECTION 2.07.  Liability of the Owners.  (a)  The Company shall be liable
                    -----------------------
directly to and will indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Trust Estate) to the extent that the Company would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner; provided, however, that the Company shall not be liable for any losses incurred by a Certificateholder in the capacity of an investor in the Trust Certificates. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Company shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Company under this paragraph shall be evidenced by the Trust Certificates described in Section 3.10, which for purposes of the Business Trust Statute shall be deemed to be a separate class of Trust Certificates from all other Trust Certificates issued by the Trust; provided that the rights and obligations evidenced by all Trust Certificates, regardless of class, shall, except as provided in this Section, be identical.

     (b) No Owner, other than to the extent set forth in paragraph (a) above, shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.08.  Title to Trust Property.  Legal title to all the Trust
                    -----------------------
Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.09.  Situs of Trust.  The Trust will be located and administered
                    --------------
in the State of Delaware. All bank accounts maintained by the Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION 2.10.  Representations and Warranties of the Company.  The Company
                    ---------------------------------------------
hereby represents and warrants to the Trustee that:

          (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its organization, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

          (ii) The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business shall require such qualifications;

          (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; the Company has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust, and the Company has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Company by all necessary corporate action;

          (iv) The Company has the full power and authority to purchase the Trust Certificates that the Company has agreed to purchase pursuant to
     Section 3.10;

          (v) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties; and

          (vi) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

     SECTION 2.11.  Maintenance of the Demand Note.  To the fullest extent
                    ------------------------------
permitted by applicable law, the Company agrees that it shall not sell, convey, pledge, transfer or otherwise dispose of the Demand Note.

     SECTION 2.12.  Federal Income Tax Allocations.  Net income of the Trust for
                    ------------------------------
any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

     (a) among the Certificate Owners as of the first day following the end of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, net income in an amount up to the sum of (i) the Certificateholders' Monthly Interest Distributable Amount for such month, (ii) interest on the excess, if any, of the Certificateholders' Interest Distributable Amount for the preceding Distribution Date over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, (iii) the portion of the market discount on the Underlying Securities accrued during such month that is allocable to the excess, if any, of the initial aggregate principal amount of the Trust Certificates over their initial aggregate issue price, (iv) any amount expected to be distributed to the Certificateholders pursuant to Section [9.01(e)(i)] (to the extent not previously allocated pursuant to this clause), and (v) any other amounts of income payable to the Certificateholders for such month; such sum to be reduced by any amortization by the Trust of premium on Underlying Securities that corresponds to any excess of the issue price of Certificates over their principal amount; and

     (b)  to the Company, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Company to the extent the Company is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificate Owners as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust Certificates on such Record Date. The Company is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Company or to the Certificate Owners, or as otherwise required by the Code.


                                  ARTICLE III

                 Trust Certificates and Transfer of Interests
                 --------------------------------------------

     SECTION 3.01.  Initial Ownership.  Upon the formation of the Trust by the
                    -----------------
contribution by the Company pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Company shall be the sole beneficiary of the Trust.

     SECTION 3.02.  The Trust Certificates.  The Trust Certificates shall be
                    ----------------------
issued in minimum denominations of $20,000 and in integral multiples of $1 in excess thereof; provided, however, that the Trust Certificates issued to the Company pursuant to Section 3.10 may be issued in such denomination as required to include any residual amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.

     A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

     SECTION 3.03.  Authentication of Trust Certificates.  On the Closing Date,
                    ------------------------------------
the Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Company, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Company, in authorized denominations. No Trust Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Trustee by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

     SECTION 3.04.  Registration of Transfer and Exchange of Trust Certificates.
                    -----------------------------------------------------------
The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Trust Certificates and of transfers and exchanges of Trust Certificates as herein provided. _______________ shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Trustee or any authenticating agent. At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     The preceding provisions of this Section notwithstanding, the Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

     SECTION 3.05.  Mutilated, Destroyed, Lost or Stolen Trust Certificates.  If
                    -------------------------------------------------------
(a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     SECTION 3.06.  Persons Deemed Owners.  Prior to due presentation of a Trust
                    ---------------------
Certificate for registration of transfer, the Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to Section 5.05 and for all other purposes whatsoever, and none of the Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.07.  Access to List of Certificateholders' Names and Addresses.
                    ---------------------------------------------------------
The Trustee shall furnish or cause to be furnished to the Company, within 15 days after receipt by the Trustee of a written request therefor from the Company, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Trust Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Company, the Certificate Registrar or the Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information is derived.

     SECTION 3.08.  Maintenance of Office or Agency.  The Trustee shall maintain
                    -------------------------------
in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Trustee initially designates ______________ as its office for such purposes. The Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.09.  Appointment of Paying Agent.  The Paying Agent shall make
                    ---------------------------
distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.05 and shall report the amounts of such distributions to the Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Trustee may revoke such power and remove the Paying Agent if the Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent initially shall be _______________, and any co-paying agent chosen by _______________ and acceptable to the Trustee. _______________ shall be permitted to resign as Paying Agent upon 30 days' written notice to the Trustee. In the event that _______________ shall no longer be the Paying Agent, the Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Trustee to execute and deliver to the Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the

Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Trustee also in its role as Paying Agent for so long as the Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     SECTION 3.10.  Ownership by Company of Trust Certificates.  The Company
                    ------------------------------------------
shall on the Closing Date purchase from the Underwriter Trust Certificates representing at least 1% of the Initial Certificate Balance and shall thereafter retain beneficial and record ownership of Trust Certificates representing at least 1% of the Certificate Balance. Any attempted transfer of any Trust Certificate that would reduce such interest of the Company below 1% of the Certificate Balance shall be void. The Trustee shall cause any Trust Certificate issued to the Company to contain a legend stating "THIS CERTIFICATE IS NON-TRANSFERABLE AS DESCRIBED IN SECTION 3.10 OF THE TRUST AGREEMENT".

     SECTION 3.11.  Book-Entry Trust Certificates.  The Trust Certificates, upon
                    -----------------------------
original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates representing Book-Entry Trust Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; provided, however, that one Definitive Trust Certificate may be issued to the Company pursuant to Section 3.10. Such Trust Certificate or Trust Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive Trust Certificate representing such Certificate Owner's interest in such Trust Certificate, except as provided in Section 3.13. Unless and until definitive, fully registered Trust Certificates (the "Definitive Trust Certificates") have been issued to Certificate Owners pursuant to Section 3.13:

     (a)  The provisions of this Section shall be in full force and effect;

     (b) The Certificate Registrar, the Trustee and the Paying Agent shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Trust Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Trust Certificates and shall have no obligation to the Certificate Owners;

     (c) To the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

     (d) The rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Trust Certificates are issued pursuant to Section 3.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Trust Certificates to such Clearing Agency Participants; and

     (e) Whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Trust Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Trust Certificates and has delivered such instructions to the Trustee.

     SECTION 3.12.  Notices to Clearing Agency.  Whenever a notice or other
                    --------------------------
communication to the Certificateholders is required under this Agreement, unless and until Definitive Trust Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

     SECTION 3.13.  Definitive Trust Certificates.  If (i) the Company advises
                    -----------------------------
the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Trust Certificates and the Company is unable to locate a qualified successor, (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating at least a majority of the Certificate Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Trustee of the occurrence of such event and of the availability of the Definitive Trust Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the typewritten Trust Certificate or Trust Certificates representing the Book-Entry Trust Certificates by the Clearing Agency, accompanied by registration instructions, the Trustee shall execute and authenticate the Definitive Trust Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Certificates, the Trustee shall recognize the Holders of the Definitive Trust Certificates as Certificateholders. The Definitive Trust Certificates shall be printed, lithographed or engraved or may be produced in any other manner that is reasonably acceptable to the Trustee, as evidenced by its execution thereof.


                                  ARTICLE IV

                              Actions by Trustee
                              ------------------

     SECTION 4.01.  Prior Notice to Owners with Respect to Certain Matters. With
                    ------------------------------------------------------
respect to the following matters, the Trustee shall not take action unless at least 30 days before the taking of such action, the Trustee shall have notified the Certificateholders in writing of the proposed action and the Owners shall not have notified the Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or provided alternative direction:

     (a) the initiation of any claim or lawsuit by the Trust or the compromise of any action, claim or lawsuit brought by or against the Trust;

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute); or

     (c) the appointment of a successor Certificate Registrar, or the consent to the assignment by the Certificate Registrar of its obligations under this Agreement.

    SECTION 4.02.  Action by Owners with Respect to Sale of Trust Estate.  The
                   -----------------------------------------------------
Trustee shall not have the power, except upon the direction of the Owners and as expressly provided herein or in the Basic Documents, to sell the Underlying Securities.

     SECTION 4.03.  Action by Owners with Respect to Bankruptcy.  The Trustee
                    -------------------------------------------
shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

     SECTION 4.04.  Restrictions on Owners' Power.  The Owners shall not direct
                    -----------------------------
the Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Trustee be obligated to follow any such direction, if given.

     SECTION 4.05.  Majority Control.  Except as expressly provided herein, any
                    ----------------
action that may be taken by the Owners under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice to the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.


                                   ARTICLE V

                  Collections; Distributions; Certain Duties
                  ------------------------------------------

     SECTION 5.01.  Establishment of Trust Accounts.  (a)(i) The Trustee, for
                    -------------------------------
the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     (ii) The Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     (iii) The Trustee, for the benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     (b) Funds on deposit in the Trust Accounts shall be invested (1) by the Trustee in Eligible Investments selected in writing by the Company or an investment manager selected by the Company, which investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds or (2) by an investment manager in Eligible Investments selected by such investment manager, provided that (A) such investment manager shall be selected by the Company, (B) such investment manager shall have agreed to comply with the terms of this Agreement as it relates to investing such funds, (C) any investment so selected by such investment manager shall be made in the name of the Trustee and shall be settled by a Delivery to the Trustee that complies with the terms of this Agreement as it relates to investing such funds, and (D) prior to the settlement of any investment so selected by such investment manager the Trustee shall affirm that such investment is an Eligible Investment. It is understood and agreed that the Trustee shall not be liable for any loss arising from an investment in Eligible Investments made in accordance with this Section 5.01(b). All such Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders; provided, that on each Payment Determination Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Interest Distribution Amount for the related Distribution Date. Unless otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature (A) not later than the Business Day immediately preceding the next Distribution Date or (B) on such next Distribution Date if either (x) such investment is held in the trust department of the institution with which the applicable Trust Account is then maintained and is invested in a time deposit of _____________________ rated at least A-1 by Standard & Poor's and P-1 by Moody's (such account being maintained within the trust department of _____________________) or (y) the Trustee (so long as the short-term unsecured debt obligations of the Trustee are either (i) rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made or (ii) guaranteed by an entity whose short-term unsecured debt obligations are rated at least P-1 by Moody's and A-1 by Standard & Poor's on the date such investment is made) has agreed to advance funds on such Distribution Date to the Certificate Distribution Account in the amount payable on such investment on such Distribution Date pending receipt thereof to the extent necessary to make distributions on such Distribution Date. The guarantee referred to in clause (y) of the preceding sentence shall be subject to the Rating Agency Condition. For the purpose of the foregoing, unless the Trustee affirmatively agrees in writing to make such advance with respect to such investment prior to the time an investment is made, it shall not be deemed to have agreed to make such advance. Funds deposited in the Trust Accounts on a day which immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

     (c)(i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof. Except as otherwise expressly provided herein, the Trust Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Trustee shall within 10 Business Days (or such longer period not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account.

     (ii)   With respect to the Trust Account Property, the Trustee agrees that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 5.01(c)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a financial intermediary (as such term is defined in Section 8-313(4)) of the UCC acting solely for the Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security.

     SECTION 5.02.  Collections.  The Trustee shall remit within two Business
                    -----------
Days of receipt thereof, but in no event later than the Payment Determination Date immediately preceding each Distribution Date, to the Collection Account all payments by or on behalf of the Obligors with respect to the Underlying Securities as collected during the Collection Period.

     SECTION 5.03. Application of Trust Funds. (a)  On each Payment
                   --------------------------
Determination Date, the Trustee shall calculate all amounts required to be deposited in the Certificate Distribution Account as follows:

          (i) to the Certificate Distribution Account, from the Total Distribution Amount, the Certificateholders' Interest Distributable Amount;

          (ii) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clause (i), the Certificateholders' Principal Distributable Amount;

          (iii) to the Reserve Account, the portion, if any, of the Total Distribution Amount remaining after the application of clauses (i) and
     (ii).

     (b) On each Distribution Date, the Trustee shall make distributions from the Collection Account for deposit in the applicable account by 11:00 a.m. (New York time), to the extent of the Total Distribution Amount, to the accounts and in the order of priority listed in clauses (a)(i) though (iii) above.

     SECTION 5.04.  Reserve Account.   (a) On the Closing Date, the Trustee will
                    ---------------
deposit, on behalf of the Company, the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Certificates.

     (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Trustee shall distribute the amount of such excess to the Company.

     (c) (i) In the event that the Certificateholders' Distributable Amount for a Distribution Date exceeds the sum of the amounts deposited into the Certificate Distribution Account pursuant to Section 5.03(a)(i) and (ii) on such Distribution Date, the Trustee shall withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein up to the Available Amount, and deposit such amount into the Certificate Distribution Account on such Distribution Date.

         (ii) In the event that the Certificateholders' Principal Distributable Amount on the Final Scheduled Distribution Date exceeds the amount deposited in the Certificate Distribution Account pursuant to Section 5.03(a)(ii), the Trustee shall withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (c)(i) above, and deposit such amount into the Certificate Distribution Account.

     (d) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.03(a) following payment in full of the Certificate Balance until the Pool Balance is reduced to zero. Following the payment in full of the Certificate Balance and of all other amounts owing or to be distributed hereunder to Certificateholders and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the Company.

     (e) On the Final Scheduled Distribution Date, if the amount of funds remaining in the Reserve Account (after all other distributions to be made from the Reserve Account pursuant to this

Section have been made, other than paragraphs (b) and (d)) is in excess of the amounts described below, a portion of such excess according to the following schedule shall be deposited in the Certificate Distribution Account for distribution to Certificateholders:

               (i) with respect to all such funds in the Reserve Account in excess of $________ but which do not exceed $_______________, 20% of such amount;

               (ii) with respect to all such funds in the Reserve Account in excess of $________ but which do not exceed $_______________, 40% of such amount;

               (iii) with respect to all such funds in the Reserve Account in excess of $________ but which do not exceed $_______________, 60% of such amount;

               (iv) with respect to all such funds in the Reserve Account in excess of $________ but which do not exceed $_______________, 80% of such amount; and

               (v) with respect to all such funds in the Reserve Account in excess of $________, 100% of such amount.

The amounts to be deposited in the Certificate Distribution Account pursuant to the preceding sentence are in excess of all amounts otherwise required to be deposited in the Certificate Distribution Account pursuant to this Agreement, notwithstanding anything to the contrary contained herein.

     SECTION 5.05.  Distributions.  (a)  On each Distribution Date, the Trustee
                    -------------
will distribute to Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account pursuant to Sections 5.03 and 5.04 with respect to such Distribution Date.

     (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trustee from contesting any such tax in appropriate proceedings and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Trustee may in its sole discretion withhold such amounts in accordance with this paragraph (b).

     SECTION 5.06.  Method of Payment.  Subject to Section 9.01(c),
                    -----------------
distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Trust Certificates in the aggregate evidence a denomination of not less than $____________, or, if not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register.

     SECTION 5.07.  Accounting and Reports to the Owners, the Internal Revenue
                    ----------------------------------------------------------
Service and Others. The Trustee shall (a) maintain (or cause to be maintained)
- ------------------
the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.05(b) with respect to income or distributions to Owners. The Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Underlying Securities. The Trustee shall not make the election provided under Section 754 of the Code.

     SECTION 5.08.  Signature on Returns; Tax Matters Partner.  (a)  The Trustee
                    -----------------------------------------
shall sign on behalf of the Trust the tax returns of the Trust unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.

     (b) The Company shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

     SECTION 5.09.  Statements to Certificateholders.  (a)  On each Distribution
                    --------------------------------
Date, the Trustee shall provide to each certificateholder of record as of the most recent Record Date (with a copy to the Rating Agencies and each Paying Agent) a statement substantially in the form of Exhibit D setting forth at least the following information as to the Certificates to the extent applicable:

     (i) the amount of such distribution allocable to principal allocable to the Certificates;

     (ii) the amount of such distribution allocable to interest allocable to the Certificates;

     (iii) the Certificate Balance and the Certificate Pool Factor as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clause (i) above;

     (iv) the balance of the Reserve Account on the related Payment Determination Date after giving effect to deposits and withdrawals to be made on the next following Distribution Date, if any; and

     (v) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under subsection (i) above.

     Each amount set forth reconciling amounts on the Distribution Date statement under clauses (i) or (ii) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate.

                                  ARTICLE VI

                        Authority and Duties of Trustee
                        -------------------------------

     SECTION 6.01.  General Authority.  The Trustee is authorized and directed
                    -----------------
to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party, in each case, in such form as the Company shall approve, as evidenced conclusively by the Trustee's execution thereof. In addition to the foregoing, the Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Trustee is further authorized from time to time to take such action as the Company recommends with respect to the Basic Documents.

     SECTION 6.02.  General Duties.  It shall be the duty of the Trustee to
                    --------------
discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement.

     SECTION 6.03.  Action upon Instruction.  (a)  Subject to Article IV and in
                    -----------------------
accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to
Article IV.

     (b) The Trustee shall not be required to take any action hereunder or under any Basic Document if the Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instructions as to the course of action to be adopted, and to the extent the Trustee acts in good faith in accordance with any written instruction received from the Owners, the Trustee shall not be liable on account of such action to any Person. If the Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Trustee is unsure as to the application of any provision of this Agreement or any Basic Document, or any such provision is ambiguous as to its application or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Trustee or is silent or is incomplete as to the course of action that the Trustee is required to take with respect to a particular set of facts, the Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Trustee shall not be liable with respect to any such action or inaction to any Person. If the Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     SECTION 6.04.  No Duties Except as Specified in this Agreement or in
                    -----------------------------------------------------
Instructions.  The Trustee shall not have any duty or obligation to manage, make
- ------------
any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Trustee. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action that may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Trustee that are not related to the ownership or the administration of the Trust Estate.

     SECTION 6.05.  No Action Except Under Specified Documents or Instructions.
                    ----------------------------------------------------------
The Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Trustee pursuant to Section 6.03.

     SECTION 6.06.  Restrictions.  The Trustee shall not take any action (a)
                    ------------
that is inconsistent with the purposes of the Trust set forth in Section 2.03 or
(b) that, to the actual knowledge of the Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Owners shall not direct the Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                            Concerning the Trustee
                            ----------------------

     SECTION 7.01.  Acceptance of Trust and Duties.  The Trustee accepts the
                    ------------------------------
trusts hereby created and agrees to perform its duties hereunder with respect to such trusts, but only upon the terms of this Agreement. The Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. The Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) The Trustee shall not be liable for any error of judgment made by a Trust Officer of the Trustee;

     (b) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of any Owner transmitted pursuant to the terms hereof;

     (c) No provision of this Agreement or any Basic Document shall require the Trustee to expend or risk funds or otherwise incur any financial liability in the performance of its rights or powers hereunder or under any Basic Document if the Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) Under no circumstances shall the Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents;

     (e) The Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Company, or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Owner, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

     (f) The Trustee shall not be liable for the default or misconduct of the Company under any of the Basic Documents or otherwise, and the Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Company; and

     (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee therein or thereby. The right of the Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     SECTION 7.02.  Furnishing of Documents.  The Trustee shall furnish to the
                    -----------------------
Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Trustee under the Basic Documents.

     SECTION 7.03.  Representations and Warranties.  The Trustee hereby
                    ------------------------------
represents and warrants to the Company, for the benefit of the Owners, that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

     (c) None of the execution and delivery by it of this Agreement, the consummation by it of the transactions contemplated hereby or compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 7.04.  Reliance; Advice of Counsel.  (a)  The Trustee shall incur
                    ---------------------------
no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the

Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

     SECTION 7.05.  Not Acting in Individual Capacity.  Except as provided in
                    ---------------------------------
this Article VII, in accepting the trusts hereby created ____________________ acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

     SECTION 7.06.  Trustee Not Liable for Trust Certificates or Underlying
                    -------------------------------------------------------
Securities.  The recitals contained herein and in the Trust Certificates (other
- ----------
than the signature and countersignature of the Trustee on the Trust Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Trustee on the Trust Certificates) or of any Underlying Security or any related documents. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Underlying Security, or the perfection and priority of any security interest created by any Underlying Security or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence and contents of any Underlying Security on any computer or other record thereof; the validity of the assignment of any Underlying Security to the Trust or of any intervening assignment; the completeness of any Underlying Security; the performance or enforcement of any Underlying Security; or the compliance by the Company with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation.

     SECTION 7.07.  Trustee May Own Trust Certificates.  The Trustee in its
                    ----------------------------------
individual or any other capacity may become the owner or pledgee of Trust Certificates and may deal with the Company in banking transactions with the same rights it would have if it were not Trustee.


                                 ARTICLE VIII

                            Compensation of Trustee
                            -----------------------

     SECTION 8.01.  Trustee's Fees and Expenses.  The Trustee shall receive as
                    ---------------------------
compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Company and the Trustee, and the Trustee shall be entitled to be reimbursed by the Company for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION 8.02.  Indemnification.  The Company shall be liable as primary
                    ---------------
obligor for, and shall indemnify the Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against the Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Trustee hereunder, except only that the Company shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Trustee's choice of legal counsel shall be subject to the approval of the Company, which approval shall not be unreasonably withheld.

     SECTION 8.03.  Payments to the Trustee.  Any amounts paid to the Trustee
                    -----------------------
pursuant to this Article VIII shall be deemed not to be a part of the Trust Estate immediately after such payment.


                                  ARTICLE IX

                        Termination of Trust Agreement
                        ------------------------------

     SECTION 9.01.  Termination of Trust Agreement.  (a)  This Agreement (other
                    ------------------------------
than Article VIII) and the Trust shall terminate and be of no further force or effect (i) upon the final distribution by the Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of Article V, (ii) at the time provided in Section 9.02 or (iii) at the time provided in
Section 9.03. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner, other than the Company as described in Section 9.02, shall not (x) operate to terminate this Agreement or the Trust or (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in Section 9.01(a), none of the Company or any Owner shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Company given pursuant to Section 9.03, stating (i) the Distribution Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Trustee shall give such notice to the Certificate Registrar (if other than the Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.05.

     In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Trustee to the Company, subject to applicable laws with respect to escheat of funds.

     (d) Upon the winding up of the Trust and its termination, the Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of
Section 3810 of the Business Trust Statute.

     (e) Upon any sale of the assets of the Trust pursuant to Section 9.02, the Trustee shall deposit the proceeds from such sale after all payments and reserves therefrom have been made (the "Insolvency Proceeds") in the Collection Account. On the Distribution Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Distribution Date, on the Distribution Date immediately following such deposit), the Trustee shall make the following deposits (after the application on such Distribution Date of the Total Distribution Amount and funds on deposit in the Reserve Account pursuant to Sections 5.03 and 5.04) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

          (i) to the Certificate Distribution Account, any portion of the Certificateholders' Interest Distributable Amount not otherwise deposited into the Certificate Distribution Account on such Distribution Date; and

          (ii) to the Certificate Distribution Account, the Certificate Balance (after giving effect to the reduction in the Certificate Balance to result from the deposits made in the Certificate Distribution Account on such Distribution Date).

Any investments on deposit in the Reserve Account which will not mature on or before such Distribution Date shall be sold by the Trustee at such time as will result in the Trustee receiving the proceeds from such sale not later than the Payment Determination Date preceding such Distribution

Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Company.

     SECTION 9.02.  Dissolution upon Bankruptcy of the Company.  (a)  In the
                    ------------------------------------------
event that an Insolvency Event shall occur with respect to the Company, this Agreement shall be terminated in accordance with Section 9.01 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Trustee shall have received written instructions from Holders of Certificates (other than the Company) representing more than 50% of the Certificate Balance (not including the Certificate Balance of the Trust Certificates held by the Company) to the effect that each such party disapproves of the liquidation of the Underlying Securities and termination of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Company, (A) the Company shall give the Trustee written notice of such Insolvency Event and (B) the Trustee shall, upon receipt of such written notice from the Company, give prompt written notice to the Certificateholders of the occurrence of such event; provided, however, that any failure to give a notice required by this sentence shall not prevent or delay, in any manner, the termination of the Trust pursuant to the first sentence of this Section 9.02. Upon termination pursuant to this Section, the Trustee shall promptly sell the assets of the Trust (other than the Trust Accounts and the Certificate Distribution Account) in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections made under this Agreement.

     SECTION 9.03  Optional Purchase of All Underlying Securities.    As of the
                   ----------------------------------------------
last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 10% or less of the Original Pool Balance, the Company shall have the option to purchase the Trust Estate, other than the Trust Accounts. To exercise such option, the Company shall deposit in the Collection Account an amount equal to the aggregate Purchase Amount for the Underlying Securities, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser approved by the Trustee, and shall succeed to all interests in and to the Trust. Notwithstanding the foregoing, the Company shall not be permitted to exercise such option unless the amount to be deposited in the Collection Account pursuant to the preceding sentence is greater than or equal to the sum of the Certificate Balance and all accrued but unpaid interest (including any overdue interest and premium) thereon.



                                   ARTICLE X

                   Successor Trustees and Additional Trustees
                   ------------------------------------------

     SECTION 10.01.  Eligibility Requirements for Trustee.  The Trustee shall at
                     ------------------------------------
all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least [Baa3] by [Moody's]. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     SECTION 10.02.  Resignation or Removal of Trustee.  The Trustee may at any
                     ---------------------------------
time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee. If the Company shall remove the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Trustee so removed and one copy to the successor Trustee, and shall pay all fees owed to the outgoing Trustee.

     Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Trustee pursuant to
Section 10.03 and payment of all fees and expenses owed to the outgoing Trustee. The Company shall provide notice of such resignation or removal of the Trustee to each of the Rating Agencies.

     SECTION 10.03.  Successor Trustee.  Any successor Trustee appointed
                     -----------------
pursuant to Section 10.02 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Trustee. The predecessor Trustee shall upon payment of its fees and expenses deliver to the successor Trustee all documents, statements and monies held by it under this Agreement; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

     No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Trustee pursuant to this Section, the Company shall mail notice thereof to all Certificateholders and the Rating Agencies. If the Company shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

     SECTION 10.04. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such
                                                         --------
corporation shall be eligible pursuant to Section 10.01 and, provided, further,
                                                             --------  -------
that the Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

     SECTION 10.05.  Appointment of Co-Trustee or Separate Trustee.
                     ---------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Company and Trustee to act as co-trustee, jointly with the Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as successor Trustee under Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required under Section 10.03.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

     (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

     (c) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Each such instrument shall be filed with the Trustee and a copy thereof given to the Company.

     Any separate trustee or co-trustee may at any time appoint the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.


                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

     SECTION 11.01.  Supplements and Amendments.  This Agreement may be amended
                     --------------------------
by the Company and the Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or modifying in any manner the rights of the Certificateholders; provided, however, that such action shall not, as evidenced
                    --------  -------
by an Opinion of Counsel, adversely affect in any material respect the interest of any Certificateholder.

     This Agreement may also be amended from time to time by the Company and the Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however,
                                                              --------  -------
that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Underlying Securities or distributions that shall be required to be made for the benefit of the Certificateholders or (b) reduce the aforesaid percentage of the Certificate

Balance required to consent to any such amendment, without the consent of the holders of all the outstanding Certificates.

     Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     In connection with the execution of any amendment to this Trust Agreement or any amendment of any other agreement to which the Issuer is a party, the Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the Basic Documents and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Issuer or the Trustee, as the case may be, have been satisfied.

     SECTION 11.02.  No Legal Title to Trust Estate in Owners.  The Owners shall
                     ----------------------------------------
not have legal title to any part of the Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Owners to and in their ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 11.03.  Limitations on Rights of Others.  Except for Section 2.07,
                     -------------------------------
the provisions of this Agreement are solely for the benefit of the Trustee, the Company and the Owners and nothing in this Agreement (other than Section 2.07 hereof), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.04.  Notices.  (a) Unless otherwise expressly specified or
                     -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Trustee shall be deemed given only upon actual receipt by the Trustee), if to the Trustee, addressed to the Corporate Trust Office; and if to the Company, addressed to Asset Backed Securities Corporation, _______________, Attention _______________; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder listed in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

    SECTION 11.05.  Severability.  Any provision of this Agreement that is
                    ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

     SECTION 11.06.  Separate Counterparts.  This Agreement may be executed by
                     ---------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 11.07.  Successors and Assigns.  All covenants and agreements
                     ----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Company and its permitted assignees, the Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     SECTION 11.08.  Covenants of the Company.  In the event that any litigation
                     ------------------------
with claims in excess of $1,000,000 to which the Company is a party which shall be reasonably likely to result in a material judgment against the Company that the Company will not be able to satisfy shall be commenced by an Owner, during the period beginning nine months following the commencement of such litigation and continuing until such litigation is dismissed or otherwise terminated (and, if such litigation has resulted in a final judgment against the Company, such judgment has been satisfied), the Company shall not pay any dividend to Collateralized Mortgage Securities Corporation, or make any distribution on or in respect of its capital stock to Collateralized Mortgage Securities Corporation, or repay the principal amount of any indebtedness of the Company held by Collateralized Mortgage Securities Corporation, unless (i) after giving effect to such payment, distribution or repayment, the Company's liquid assets shall not be less than the amount of actual damages claimed in such litigation or (ii) the Rating Agency Condition shall have been satisfied with respect to any such payment, distribution or repayment. The Company will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Trust Agreement or any of the Basic Documents.

     SECTION 11.09.  No Petition.  The Trustee, by entering into this Agreement,
                     -----------
and each Owner, by accepting a Trust Certificate or a beneficial interest therein, hereby covenant and agree that they will not at any time institute against the Company or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, this Agreement or any of the Basic Documents.

     SECTION 11.10.  No Recourse.  Each Owner, by accepting a Trust Certificate
                     -----------
or a beneficial interest therein, acknowledges that such Owner's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Company, the Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

     SECTION 11.11.  Headings.  The headings of the various Articles and
                     --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.12.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                     -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.13.  Trust Certificate Transfer Restrictions.  The Trust
                     ---------------------------------------
Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan described in Section 4975(e)(1) of the Code or
(iii) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding a Trust Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.


                              ASSET BACKED SECURITIES CORPORATION,
                               as Company,


                                   By ___________________________
                                      Name:
                                      Title:


                              _____________________________________________,
                                   not in its individual capacity but solely as Trustee,


                                   By ___________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A

                           FORM OF TRUST CERTIFICATE
                           -------------------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NUMBER                                                            $_____________
R-                                                            CUSIP NO. ________

           CS FIRST BOSTON AUTO RECEIVABLES SECURITIES TRUST 199__-__

                       _______% ASSET BACKED CERTIFICATE

evidencing a fractional undivided interest in the Trust, as defined below, the property of which consists of a pool of Underlying Securities.

(This Trust Certificate does not represent an interest in or an obligation of CS First Boston Corporation or any of its affiliates, except to the extent described below.)

     THIS CERTIFIES THAT ___________________ is the registered owner of ______________ DOLLARS nonassessable, fully-paid, fractional undivided interest in CS First Boston Auto Receivables Securities Trust 199__-__ (the "Trust"), formed pursuant to a Trust Agreement dated as of _________________ (the "Trust Agreement"), between Asset Backed Securities Corporation, a Delaware corporation (the "Company") and ___________________, as Trustee (the "Trustee").

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.


                                             __________________________________
                                                         as Trustee



                                             By: _______________________________
                                                      Authorized Signatory

     The Trust was created pursuant to the Trust Agreement, a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

     This Certificate is one of the duly authorized Certificates designated as the _______% Asset Backed Certificates (herein called the "Trust Certificates") issued by the Trust. This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of a pool of all monies due under such Underlying Securities on or after the Cutoff Date, certain bank accounts and the proceeds thereof, and certain other rights under the Trust Agreement and all proceeds of the foregoing.

     Under the Trust Agreement, there will be distributed on the ___________ day of each month or, if such _________ day is not a Business Day, the next Business Day (each, a "Distribution Date"), commencing on __________________, to the Person in whose name this Trust Certificate is registered at the close of business on the day immediately preceding such Distribution Date (the "Record Date"), such Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date.

     It is the intent of the Company and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in that partnership. The Company and the other Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in the Trust.

     Each Certificateholder or Certificate Owner, by its acceptance of a Trust Certificate or, in the case of a Certificate Owner, a beneficial interest in a Trust Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Trust Agreement or any of the Basic Documents.

     Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon, except that with respect to Trust Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Trustee in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or be valid for any purpose.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.

                    CS FIRST BOSTON AUTO RECEIVABLES
                         SECURITIES TRUST 199__-__

                    By: __________________________, not in its individual
                         capacity but solely as Trustee



Dated: _____________     By: ______________________________________
                                    Authorized Signatory

                         [REVERSE OF TRUST CERTIFICATE]


     The Trust Certificates do not represent an obligation of, or an interest in, the Company, the Trustee or any of their respective Affiliates, and no recourse may be had against such parties or their assets except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to collections with respect to the Underlying Securities (and certain other amounts), all as more specifically set forth herein and in the Trust Agreement. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Company and at such other places, if any, designated by the Company.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Company and the Trustee with the consent of Holders of the Trust Certificates evidencing not less than a majority of the Certificate Balance.
Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is
____________________________.

     Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates without coupons in denominations of $20,000 and in integral multiples of $1 in excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Trustee, the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the disposition of all property held as part of the Trust Estate. The Company may at its option purchase the Trust Estate at the price specified in the Trust Agreement, and such purchase of the Underlying Securities and other property of the Trust will effect an early retirement of the Trust Certificates; however, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less than or equal to 10% of the Original Pool Balance.

     The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or (c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity or which uses plan assets to acquire Trust Certificates (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

the within Trust Certificate, and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer said Trust

Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:

                                 _____________________________*
                                      Signature Guaranteed:


                                 _____________________________*



_____________________

     * NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS IT APPEARS UPON THE FACE OF THE WITHIN TRUST CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATEVER. SUCH SIGNATURE MUST BE GUARANTEED BY A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE OR A COMMERCIAL BANK OR TRUST COMPANY.

                                                                       EXHIBIT B


                            CERTIFICATE OF TRUST OF
          CS FIRST BOSTON AUTO RECEIVABLES SECURITIES TRUST 199__-__


     THIS Certificate of Trust of CS FIRST BOSTON AUTO RECEIVABLES SECURITIES

TRUST 199__-__ (the "Trust"), dated ____________________, is being duly executed and filed by ___________________, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code. (S)
                                                                ---------
3801 et seq.).

     1.   Name:  The name of the business trust formed hereby is CS FIRST BOSTON
          ----

AUTO RECEIVABLES SECURITIES TRUST 199__-__.

     2.   Delaware Trustee.  The name and business address of the trustee of the
          ----------------

Trust in the State of Delaware is _______________________.  Attention:
______________________.



     IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust,

has executed this Certificate of Trust as of the date first above written.


                                  _________________________________________, not
                                  in its individual capacity but solely as owner trustee under a Trust Agreement dated as of
                                  ______________________.


                                  By: _________________________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C


                  [Form of Certificate Depository Agreement]

                           Letter of Representations
                    [To be Completed by Issuer and Trustee]

                      ___________________________________
                               [Name of Issuer]

                      ___________________________________
                               [Name of Trustee]


                                                          ______________________
                                                                  (Date)

Attention:  General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY  10041-0099

     Re:_______________________________________________________________________
        _______________________________________________________________________
        _______________________________________________________________________
                              (Issue Description)

Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities").  Trustee will act as trustee with respect to the Securities pursuant to a trust indenture dated

____________________ (the "Document").  ______________________ (the

"Underwriter") is distributing the Securities through the Depository Trust

Company ("DTC").

     To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

     1. Prior to closing on the Securities on _______________________ there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee. Cede & Co. ___________ stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one Certificate will be issued with respect to each $200 million of principal amount and an additional Certificate will be issued with respect to any remaining principal amount. Each $200 million Certificate shall bear the following legend:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any Certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall, to the extent possible, send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6370. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

     3. In the event of a full or a partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of refunding the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4191. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

               Manager, Call Notification Department
               The Depository Trust Company
               711 Stewart Avenue
               Garden City, NY  11530-4719

     4. In the event of an invitation to tender the Securities, notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions (including mandatory tenders, exchanges, and capital changes) by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephone (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

               Manager, Reorganization Department
               Reorganization Window
               The Depository Trust Company
               7 Hanover Square, 23rd Floor
               New York, NY  10004-2695

     5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

     6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices, which shall also contain the current pool factor and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

               Manager, Announcements
               Dividend Department
               The Depository Trust Company
               7 Hanover Square, 22nd Floor
               New York, NY  10004-2695

     7.   [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND CROSS OUT THE
           ----                                                  ---------
OTHER.] [The interest accrual period is record date to record date.] [The interest accrual period is payment date to payment date.]

     8. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds on each payment date (or the equivalent in accordance with existing arrangements between Issuer or Trustee and DTC). Such payments shall be made payable to the order of Cede & Co. Absent any other existing arrangements, such payments shall be addressed as follows:

               Manager, Cash Receipts
               Dividend Department
               The Depository Trust Company
               7 Hanover Square; 24th Floor
               New York, NY  10004-2695

     9.   [NOTE: ISSUER MUST REPRESENT ONE OF THE FOLLOWING, AND CROSS OUT THE
           ----                                                  ---------
OTHER.]

          Securities Eligible for DTC's Same-Day Funds Settlement ("SDFS")
          ----------------------------------------------------------------
System.
- -------
     Other principal payments (redemption payments) shall be made in same-day funds by Trustee in the manner set forth in the SDFS Paying Agent Operating Procedures, a copy of which previously has been furnished to Trustee.

          Securities Eligible for DTC's Next-Day Funds Settlement ("NDFS")
          ----------------------------------------------------------------
System.
- -------
     Other principal payments (redemption payments) shall made in next-day funds by Trustee to Cede & Co., as nominee of DTC, or its registered assigns, on each payment date. Such payments shall be made payable to the order of Cede & Co., and shall be addressed as follows:

               NDFS Redemptions Manager
               Reorganization/Redemptions Department
               The Depository Trust Company
               7 Hanover Square; 23rd Floor
               New York, NY  10004-2695

     10. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

     11. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security Certificate; or (b) may make an appropriate notation on the Security Certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the Certificate will be presented to Issuer or Trustee prior to payment, if required.

     12. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

     13. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

     14. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security Certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such Certificate(s) to DTC.

     15. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

Notes:                                                       Very truly yours,
- -----
A.  If there is a Trustee (as defined in this
Letter of Representations), Trustee as well as               ___________________________________________
Issuer must sign this Letter.  If there is no Trustee,               (Issuer)
in signing this Letter Issuer itself undertakes to
perform all of the obligations set forth herein.             By:________________________________________
                                                                     (Authorized Officer's Signature)

B.  Schedule B contains statements that DTC believes
accurately describe DTC, the method of effecting             ___________________________________________
book-entry transfers of securities distributed through                       (Trustee)
DTC, and certain related matters.

                                                             By: _______________________________________
                                                                     (Authorized Officer's Signature)

Received and Accepted:
THE DEPOSITORY TRUST COMPANY


By: _______________________________

cc:   Underwriter
      Underwriter's Counsel

                                                                      SCHEDULE A
                                                                      ----------


                               (Describe Issue)


CUSIP           Principal Amount           Maturity Date        Interest Rate
- -----           ----------------           -------------        -------------

                                                                      SCHEDULE B
                                                                      ----------

                       SAMPLE OFFERING DOCUMENT LANGUAGE
                      DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                      -----------------------------------
 (PREPARED BY DTC-BRACKETED MATERIAL MAY BE APPLICABLE ONLY TO CERTAIN ISSUES)


  1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security Certificate will be issued for [each issue of the Securities, [each] in the aggregate principal amount of [any] issue exceeds $150 million, one Certificate will be issued with respect to each $150 million of principal amount and an additional Certificate will be issued with respect to any remaining principal amount of such issue.]

  2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

  3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

  4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with

DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

  5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

  6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

  7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to the Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

  8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, the Agent, or the Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of the Issuer or the Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

  9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to the [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to the [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with a demand for purchase or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records.

  10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Issuer or the Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

  11. The Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

  12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that the Issuer believes to be reliable, but the Issuer takes no responsibility for the accuracy thereof.

                                                                       EXHIBIT D



                               FORM OF STATEMENT


                                [To be supplied]

                                                                      SCHEDULE I


                       Schedule of Underlying Securities
                       ---------------------------------


                  [To be Delivered to the Trustee at Closing]

                                      S-1